                                                            EXHIBIT NO. 99.8(e)

                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

                              AMENDED AND RESTATED
                                 AUGUST 1, 2006


                             EXHIBIT A, AS REVISED:

              February 27, 2007 (Addition of MFS Series Trust XIV)

            May 1, 2007 (Redesignation of MFS Capital Opportunities
                       Series to MFS Core Equity Series)

              June 22, 2007 (Termination of AGF, MVF, IBF and MMB)

            June 29, 2007 (Addition of CCA, CXE, CMK, CIF, CXH, CMU)

 August 1, 2007 (Termination of MFS Institutional International Research Equity
          Fund and MFS Institutional Municipal Money Market Portfolio)

  September 25, 2007 (Redesignation of MFS Government Limited Maturity Fund as
    MFS Series Trust XV and Addition of MFS Diversified Target Return Fund)


                             EXHIBIT D, AS REVISED:

                     August 1, 2007 (Revised Fee Schedule)
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                                                       As of September 25, 2007

              MASTER ADMINISTRATIVE SERVICES AGREEMENT - EXHIBIT A
              ----------------------------------------------------

FUNDS
-----

MFS FAMILY OF FUNDS
-------------------

        MFS Series Trust I:
        -------------------
            MFS Cash Reserve Fund
            MFS Core Equity Fund
            MFS Core Growth Fund
            MFS New Discovery Fund
            MFS Research International Fund
            MFS Technology Fund
            MFS Value Fund

        MFS Series Trust II:
        --------------------
            MFS Emerging Growth Fund

        MFS Series Trust III:
        ---------------------
            MFS High Income Fund
            MFS High Yield Opportunities Fund
            MFS Municipal High Income Fund

        MFS Series Trust IV:
        --------------------
            MFS Government Money Market Fund
            MFS Mid Cap Growth Fund
            MFS Money Market Fund

        MFS Series Trust V:
        -------------------
            MFS International New Discovery Fund
            MFS Research Fund
            MFS Total Return Fund

        MFS Series Trust VI:
        --------------------
            MFS Global Equity Fund
            MFS Global Total Return Fund
            MFS Utilities Fund

        MFS Series Trust VII:
        ---------------------

        MFS Series Trust VIII:
        ----------------------
            MFS Global Growth Fund
            MFS Strategic Income Fund

        MFS Series Trust IX:
        --------------------
            MFS Bond Fund
            MFS Inflation-Adjusted Bond Fund
            MFS Limited Maturity Fund
            MFS Municipal Limited Maturity Fund
            MFS Research Bond Fund
            MFS Research Bond Fund J

        MFS Series Trust X:
        -------------------
            MFS Aggressive Growth Allocation Fund
            MFS Conservative Allocation Fund
            MFS Emerging Markets Debt Fund
            MFS Emerging Markets Equity Fund
            MFS Floating Rate High Income Fund
            MFS Growth Allocation Fund
            MFS International Diversification Fund
            MFS International Growth Fund
            MFS International Value Fund
            MFS Moderate Allocation Fund
            MFS New Endeavor Fund
            MFS Strategic Value Fund

        MFS Series Trust XI:
        --------------------
            MFS Mid Cap Value Fund
            MFS Union Standard Equity Fund

        MFS Series Trust XII:
        ---------------------
            MFS Lifetime Retirement Income Fund
            MFS Lifetime 2010 Fund
            MFS Lifetime 2020 Fund
            MFS Lifetime 2030 Fund
            MFS Lifetime 2040 Fund
            MFS Sector Rotational Fund

        MFS Series Trust XIII:
        ----------------------
            MFS Diversified Income Fund
            MFS Government Securities Fund

        MFS Series Trust XIV:
        ---------------------
            MFS Institutional Money Market Portfolio

        MFS Series Trust XV:
        --------------------
            MFS Diversified Target Return Fund

        MFS Municipal Series Trust:
        ---------------------------
            MFS Alabama Municipal Bond Fund
            MFS Arkansas Municipal Bond Fund
            MFS California Municipal Bond Fund
            MFS Florida Municipal Bond Fund
            MFS ry-regionGeorgia Municipal Bond Fund
            MFS Maryland Municipal Bond Fund
            MFS Massachusetts Municipal Bond Fund
            MFS Mississippi Municipal Bond Fund
            MFS New York Municipal Bond Fund
            MFS North Carolina Municipal Bond Fund
            MFS Pennsylvania Municipal Bond Fund
            MFS South Carolina Municipal Bond Fund
            MFS Tennessee Municipal Bond Fund
            MFS Virginia Municipal Bond Fund
            MFS West Virginia Municipal Bond Fund
            MFS Municipal Income Fund
            MFS Growth Opportunities Fund

            Massachusetts Investors Growth Stock Fund

            Massachusetts Investors Trust

II.     MFS CLOSED-END FUNDS
        --------------------
            MFS Charter Income Trust
            MFS Government Markets Income Trust
            MFS Intermediate Income Trust
            MFS Multimarket Income Trust
            MFS Municipal Income Trust
            MFS Special Value Trust
            MFS Special Value Trust
            MFS placeStateCalifornia Insured Municipal Fund
            MFS High Income Municipal Fund
            MFS InterMarket Income Trust I
            MFS Intermediate Grade Municipal Trust
            MFS High Yield Municipal Trust

III.    MFS INSTITUTIONAL FUNDS
        -----------------------
            MFS Institutional International Equity Fund
            MFS Institutional Large Cap Value Fund

        MFS Variable Insurance Trust:
        -----------------------------
            MFS Core Equity Series
            MFS Emerging Growth Series
            MFS Global Equity Series
            MFS High Income Series
            MFS Investors Growth Stock Series
            MFS Investors Trust Series
            MFS Mid Cap Growth Series
            MFS Money Market Series
            MFS New Discovery Series
            MFS Research Bond Series
            MFS Research International Series
            MFS Research Series
            MFS Strategic Income Series
            MFS Total Return Series
            MFS Utilities Series
            MFS Value Series